Exhibit 99.1


GSAA 2005-6 -- TERMSHEET AND PRELIM PRICE GUIDANCE (EXTERNAL)
$1075.901mm GS lead manager/books


Class      S&P/Moodys        Size(mm)       Clt.Grp        Cr.Spt           AvL            Prin.Wndw            Guidance
 A-1        AAA/Aaa          597.019          ALL           7.85           1.00           06/05-08/07           1mL+9a
 A-2        AAA/Aaa          189.673          ALL           7.85           3.00           08/07-06/09           1mL+20a
 A-3        AAA/Aaa          217.812          ALL           7.85           5.64           06/09-10/11           1mL+33a
 M-1         AA/Aa2           31.612          ALL           4.95           4.44           07/08-10/11           1mL+43a
 M-2        AA-/Aa3           7.085           ALL           4.30           4.41           07/08-10/11           1mL+46a
 M-3          A/A2            10.900          ALL           3.30           4.41           07/08-10/11           1mL+65a
 M-4         A-/A3            5.450           ALL           2.80           4.40           06/08-10/11           1mL+69a
 B-1       BBB+/Baa1          5.450           ALL           2.30           4.38           06/08-10/11           1mL+120a
 B-2        BBB/Baa2          5.450           ALL           1.80           4.27           06/08-08/11           1mL+130a
 B-3       BBB-/Baa3          5.450           ALL           1.30           4.05           06/08-12/10           1mL+170a


Expected Deal Timing:
Intex Preprice - Dealname: GSAA0506 Password: 42A4
Launch/Price - week of 5/9
Settle - 5/27

Termsheet - Attached

Disclaimer:

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

               Preliminary Structural and Collateral Term Sheet   May 10, 2005
------------------------------------------------------------------------------

                                $1,075,901,000
                                 (Approximate)
                         GSAA Home Equity Trust 2005-6
                    GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates


Overview of the Offered Certificates
------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                           Expected
                      Approximate Principal         Certificate             Credit           Initial Pass-Through
  Certificates              Balance(1)                  Type             Support (2)               Rate (3)
--------------------------------------------------------------------------------------------------------------------
       A-1                      $597,019,000             Sr                  7.85%                LIBOR + [ ]%
       A-2                      $189,673,000             Sr                  7.85%                LIBOR + [ ]%
       A-3                      $217,812,000             Sr                  7.85%                LIBOR + [ ]%
       M-1                       $31,612,000             Sub                 4.95%                LIBOR + [ ]%
       M-2                        $7,085,000             Sub                 4.30%                LIBOR + [ ]%
       M-3                       $10,900,000             Sub                 3.30%                LIBOR + [ ]%
       M-4                        $5,450,000             Sub                 2.80%                LIBOR + [ ]%
       B-1                        $5,450,000             Sub                 2.30%                LIBOR + [ ]%
       B-2                        $5,450,000             Sub                 1.80%                LIBOR + [ ]%
       B-3                        $5,450,000             Sub                 1.30%                LIBOR + [ ]%
--------------------------------------------------------------------------------------------------------------------
      TOTAL                   $1,075,901,000
--------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                        Estimated                 Principal
                        Avg. Life               Payment Window               S&P /Moody's
  Certificates          (yrs) (4)                  (4) (5)                 Expected Ratings
---------------------------------------------------------------------------------------------
       A-1                 1.00                  06/05 - 08/07                  AAA/Aaa
       A-2                 3.00                  08/07 - 06/09                  AAA/Aaa
       A-3                 5.64                  06/09 - 10/11                  AAA/Aaa
       M-1                 4.44                  07/08 - 10/11                  AA/Aa2
       M-2                 4.41                  07/08 - 10/11                  AA-/Aa3
       M-3                 4.41                  07/08 - 10/11                   A/A2
       M-4                 4.40                  06/08 - 10/11                   A-/A3
       B-1                 4.38                  06/08 - 10/11                 BBB+/Baa1
       B-2                 4.27                  06/08 - 08/11                 BBB/Baa2
       B-3                 4.05                  06/08 - 12/10                 BBB-/Baa3
---------------------------------------------------------------------------------------------
      TOTAL
---------------------------------------------------------------------------------------------




Overview of the Non-offered Certificates
----------------------------------------

--------------------------------------------------------------------------------------------------------------------
      B-4                         $5,453,000             Sub                 0.80%                    [ ]%
--------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
      B-4                  N/A                       N/A                         N/A
---------------------------------------------------------------------------------------------


(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2)  Fully funded overcollateralization of approximately 0.80%.
(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(5) The stated final maturity date for the certificates is the Distribution Date in June 2035.

Selected Mortgage Pool Data (6)
-------------------------------

------------------------------------------------------------------------------
                                                         Aggregate
------------------------------------------------------------------------------
 Scheduled Principal Balance:                          $1,095,814,893
 Number of Mortgage Loans:                                      4,101
 Average Scheduled Principal Balance:                        $267,207
 Interest Only Loans:                                          90.76%
 Weighted Average Gross Coupon:                                5.789%
 Weighted Average Net Coupon(7):                               5.516%
 Weighted Average FICO Score:                                     714
 Weighted Average Original LTV Ratio:                          77.09%
 Weighted Average Stated Remaining Term (months):                 359
 Weighted Average Seasoning (months):                               1
 Weighted Average Months to Roll:                                  43
 Weighted Average Gross Margin:                                 2.49%
 Weighted Average Initial Rate Cap:                             5.45%
 Weighted Average Periodic Rate Cap:                           2.67%
 Weighted Average Gross Maximum Lifetime Rate:                 11.56%
------------------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee, the Trustee Fee and any lender-paid mortgage insurance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by GreenPoint Mortgage Funding ("GreenPoint") (37.03%), National City Mortgage Co. ("NatCity") (10.09%), Countrywide Home Loans, Inc. ("Countrywide") (9.15%), Metrocities Mortgage LLC ("Metrocities") (6.77%) or purchased through the Goldman Sachs Residential Mortgage Conduit (36.96%).

o The Mortgage Loans will be serviced or sub serviced by Countrywide Home Loans Servicing, LP (52.88%), GreenPoint (37.03%) and NatCity (10.09%).

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 0.80%, excess spread and mortgage insurance.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $1,075,901,000, a term of 57 months beginning on the first Distribution Date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans are classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law, or secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0506 and on Bloomberg as GSAA 05-6.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:             May 27, 2005

Cut-off Date:                      May 1, 2005

Statistical Calculation Date:      April 1, 2005

Expected Pricing Date:             On or before May 12, 2005

First Distribution Date:           June 27, 2005

Key Terms
---------

Offered Certificates:              Class A, Class M , Class R Certificates,
                                   Class B-1, Class B-2 and Class B-3
                                   Certificates

Non-Offered Certificates:          Class B-4 Certificates

LIBOR Certificates:                Class A, Class M, Class B-1, Class B-2 and
                                   Class B-3 Certificates

Principal Certificates:            Class A, Class M and Class B Certificates

Class A Certificates:              Class A-1, Class A-2 and Class A-3
                                   Certificates

Class M Certificates:              Class M-1, Class M-2, Class M-3 and Class
                                   M-4 Certificates

Class B Certificates:              Class B-1, Class B-2, Class B-3 and Class
                                   B-4 Certificates

Class R Certificates:              Class R-1 and Class R-2 Certificates

Depositor:                         GS Mortgage Securities Corp.

Subordinate Certificates:          Class M and Class B Certificates

Underwriter:                       Goldman, Sachs & Co.

Servicers:                         GreenPoint, Countrywide and NatCity

Trustee:                           HSBC Bank USA, National Association

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Securities                         Wells Fargo Bank, N.A.
Administrator:

Master Servicer:                   Wells Fargo Bank, N.A.

Custodians:                        Deutsche Bank National Trust Company
                                   (56.27%) and JPMorgan Chase Bank, N.A.
                                   (43.73%)

Interest Rate Corridor             Goldman Sachs Capital Markets L.P., as the
Provider:                          cap provider. The short term unsecured debt
                                   obligations of the guarantor of the cap
                                   provider, The Goldman Sachs Group, Inc., are rated "P-1" by Moody's, "A-1" by S&P, and "F1+" by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated "Aa3" by Moody's, "A+" by S&P, and "AA-" by Fitch.


Interest Rate Corridor:            This transaction will have a one-month
                                   LIBOR interest rate corridor available to pay Basis Risk Carry forward Amounts on all the LIBOR Certificates. The Interest Rate
                                   Corridor will have an initial notional
                                   amount of $1,075,901,000, for a term of 57 months beginning on the first distribution date.

Servicing Fees:                    25.0 bps (87.52%)
                                   37.5 bps (12.48%)

Trustee Fee:                       0.30 bps

Distribution Date:                 25th day of the month or the next Business
                                   Day

Record Date:                       For any Distribution Date, the last
                                   Business Day of the Interest Accrual Period

Delay Days:                        24 days on the Non-Offered Certificates
                                   0 day delay on the Offered Certificates

Prepayment Period:                 The calendar month prior to the
                                   Distribution Date

Due Period:                        The period commencing on the second day of
                                   the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                         Actual/360 basis for the LIBOR Certificates
                                   and 30/360 basis for the Non-Offered
                                   Certificates.

Interest Accrual                   For the LIBOR Certificates, from the prior
Period:                            Distribution Date to the day prior to the
                                   current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment                 30% CPR
Assumption:

Excess Spread:                     The initial weighted average net coupon of
                                   the mortgage pool will be greater than the interest payments on the Principal
                                   Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                   Calculation Date rolled one month forward at 6% CPR.

Initial Gross WAC (1):                                              5.7891%
      Less Fees & Expenses (2):                                     0.2731%
                           --                                    --------------
Net WAC (1) :                                                       5.5160%
      Less Initial Principal Certificate Coupon (Approx.)(1)(3):    3.2713%
                           --                                    --------------
Initial Excess Spread (1):                                          2.2447%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                      (1) This amount will vary on each
                                          distribution date based on changes
                                          to the weighted average interest
                                          rate on the Mortgage Loans as well
                                          as any changes in day count.
                                      (2) Includes the Servicing Fee, the
                                          Trustee Fee and any lender-paid
                                          mortgage insurance.
                                      (3) Assumes 1-month LIBOR equal to
                                          3.09%, initial marketing spreads and
                                          a 30-day month. This amount will
                                          vary on each distribution date based
                                          on changes to the weighted average
                                          Pass-Through Rates on the Principal
                                          Certificates as well as any changes
                                          in day count.

Servicer Advancing:                Yes as to principal and interest, subject
                                   to recoverability.

Compensating Interest:             Each Servicer shall provide Compensating
                                   Interest equal to the lesser of (A) the
                                   aggregate of the prepayment interest
                                   shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                   Mortgage Loans during the related
                                   Prepayment Period and (B) (i) half of its aggregate Servicing Fee received for the related Distribution Date in the case of Countrywide and GreenPoint and (ii) its aggregate Servicing Fee received for the related Distribution Date in the case of NatCity.

Optional Clean-up Call:            The transaction has a 10% optional clean-up
                                   call.

Retention of Servicing:            Although the Depositor will transfer all
                                   right, title and interest in the Mortgage
                                   Loans to the trust, with respect to certain of the Mortgage Loans the Depositor or an affiliate of the Depositor will retain the right to terminate the Servicer of those Mortgage Loans without cause and transfer the servicing to a third party. The
                                   Mortgage Loans affected by this right will be serviced as of the Closing Date by Countrywide and represent approximately
                                   43.73% of the aggregate principal balance of the Mortgage Loans as of the Statistical
                                   Calculation Date. Should the Depositor or such affiliate choose to do so, the transfer must meet certain conditions set forth in the Pooling and Servicing
                                   Agreement, including that the Depositor or such affiliate of the Depositor must provide 30 days' notice, the terminated
                                   Servicer must be reimbursed for any
                                   unreimbursed Monthly Advances, Servicing
                                   Fees and any related expenses, and the
                                   replacement Servicer must be qualified to service mortgage loans for Fannie Mae and Freddie Mac. Any such successor must be reasonably acceptable to the Master
                                   Servicer, and requires the receipt of
                                   confirmation from the Rating Agencies that the transfer of the servicing of these Mortgage Loans will not result in a downgrade, qualification or withdrawal of the then current rating of the Certificates.

Rating Agencies:                   Standard & Poor's Ratings Services and
                                   Moody's Investors Service, Inc.

Minimum Denomination:              $50,000 with regard to each of the Offered
                                   Certificates.

Legal Investment:                  It is anticipated that Class A-1, Class
                                   A-2, Class A-3, Class M-1, Class M-2, Class
                                   R-1 and Class R-2 Certificates will be
                                   SMMEA eligible.

ERISA Eligible:                    Underwriter's exemption is expected to
                                   apply to the Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                     All Principal Certificates represent REMIC
                                   regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; the trustee will treat this interest in certain basis risk interest carryover payments for tax purposes as a position in an interest rate cap contract. The Class R-1 and Class R-2
                                   Certificates each represent the residual interest in a REMIC.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prospectus:                        The Offered Certificates will be offered
                                   pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                   "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the
                                   Prospectus shall govern in all respects.
                                   Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                   FOR A DESCRIPTION OF INFORMATION THAT
                                   SHOULD BE CONSIDERED IN CONNECTION WITH AN
                                   INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.80% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.60% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The later of:

(x) the Distribution Date occurring in June 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 15.70%.


--------------------------------------------------------------------------------------------------
        Class              Initial Subordination Percentage            Step-Down Date Percentage
--------------------------------------------------------------------------------------------------
          A                             7.85%                                    15.70%
--------------------------------------------------------------------------------------------------
         M-1                            4.95%                                    9.90%
--------------------------------------------------------------------------------------------------
         M-2                            4.30%                                    8.60%
--------------------------------------------------------------------------------------------------
         M-3                            3.30%                                    6.60%
--------------------------------------------------------------------------------------------------
         M-4                            2.80%                                    5.60%
--------------------------------------------------------------------------------------------------
         B-1                            2.30%                                    4.60%
--------------------------------------------------------------------------------------------------
         B-2                            1.80%                                    3.60%
--------------------------------------------------------------------------------------------------
         B-3                            1.30%                                    2.60%
--------------------------------------------------------------------------------------------------
         B-4                            0.80%                                    1.60%
--------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 38% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


----------------------------------------------------------------------------------------------------------------------
       Distribution Date                                    Cumulative Realized Loss Percentage:
----------------------------------------------------------------------------------------------------------------------
     June 2008 - May 2009                 0.75% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.771% in July 2008)
----------------------------------------------------------------------------------------------------------------------
     June 2009 - May 2010                 1.00% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 1.029% in July 2009)
----------------------------------------------------------------------------------------------------------------------
   June 2010 and thereafter                                                1.35%
----------------------------------------------------------------------------------------------------------------------


Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by [ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee, the Trustee Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis with respect to the LIBOR Certificates and on a 30/360 day basis with respect to the Non-Offered Certificates).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Class A, Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class A, Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap). In the event any Class A, Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

     (i) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;

     (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

     (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) first concurrently to the Class R-1 and Class R-2 Certificates, until their respective Class Certificate Balances have been reduced to zero;

(b) sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, the Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (b) will be distributed in the following order of priority:

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

     (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated sequentially to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the rem aining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata, based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

     (iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates pro rata based on their respective certificate principal balances ,

     (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B- 4 Certificates, any Basis Risk Carry Forward Amounts for such classes,

     (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1, Class A-2 and Class A-3 Certificates up to their respective unpaid Basis Risk Carry Forward Amount (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

          remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) from any remaining Interest Rate Corridor Payments from the Interest Rate Corridor Agreement, after the distributions to the certificates in this paragraph, such remaining amount is required to be distributed as set forth in the pooling and servicing agreement.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the Certificate Principal Balance of any class of the Class A Certificates.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee, Trustee Fee and any lender-paid mortgage insurance.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

     (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

     (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

     (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Servicing Fee, the Trustee Fee and any lenderpaid mortgage insurance) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 84.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M -1 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M -2 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M -3 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M -4 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

the Class B-3 Principal Distribution Amount on such Distribution Date), and
(G) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------

Product                          No Penalty             1-12 Months         13-24 Months          25-36 Months
--------------               -------------------      ----------------    ----------------     ------------------
1 Month ARM                        $16,975,927                    $0                  $0             $6,826,924
10 Year ARM                         $3,714,000                    $0                  $0               $768,700
2 Year ARM                         $10,973,180            $5,197,808         $21,925,949             $1,130,671
3 Year ARM                        $320,656,508           $16,726,919            $606,520           $101,111,739
5 Year ARM                        $391,611,879           $31,456,806          $2,463,175            $56,249,009
6 Month ARM                        $36,805,308           $13,140,505          $3,966,816            $17,734,658
7 Year ARM                          $7,849,372                    $0                  $0             $2,337,350
--------------               -------------------      ----------------    ----------------     ------------------
TOTAL (2)                         $788,586,174           $66,522,038         $28,962,460           $186,159,050
==============               ===================      ================    ================     ==================


Product                         37-48 Months         49-60 Months              Total
--------------               ------------------    -----------------  ---------------------
1 Month ARM                         $336,000                    $0           $24,138,851
10 Year ARM                               $0                    $0            $4,482,700
2 Year ARM                                $0              $310,886           $39,538,494
3 Year ARM                        $2,975,258            $3,856,785          $445,933,727
5 Year ARM                          $571,100           $15,692,638          $498,044,606
6 Month ARM                         $232,996            $1,187,760           $73,068,042
7 Year ARM                                $0              $421,750           $10,608,472
--------------               ------------------    -----------------  ---------------------
TOTAL (2)                         $4,115,353           $21,469,818        $1,095,814,893
==============               ==================    =================  =====================




Product                          No Penalty             1-12 Months         13-24 Months          25-36 Months
--------------               -------------------      ----------------    ----------------     ------------------
1 Month ARM                              1.55%                 0.00%               0.00%                  0.62%
10 Year ARM                              0.34%                 0.00%               0.00%                  0.07%
2 Year ARM                               1.00%                 0.47%               2.00%                  0.10%
3 Year ARM                              29.26%                 1.53%               0.06%                  9.23%
5 Year ARM                              35.74%                 2.87%               0.22%                  5.13%
6 Month ARM                              3.36%                 1.20%               0.36%                  1.62%
7 Year ARM                               0.72%                 0.00%               0.00%                  0.21%
--------------               -------------------      ----------------    ----------------     ------------------
TOTAL (2)                               71.96%                 6.07%               2.64%                 16.99%
==============               ===================      ================    ================     ==================


Product                             37-48 Months         49-60 Months
--------------                    -----------------    -----------------
1 Month ARM                                0.03%                 0.00%
10 Year ARM                                0.00%                 0.00%
2 Year ARM                                 0.00%                 0.03%
3 Year ARM                                 0.27%                 0.35%
5 Year ARM                                 0.05%                 1.43%
6 Month ARM                                0.02%                 0.11%
7 Year ARM                                 0.00%                 0.04%
--------------                    -----------------    -----------------
TOTAL (2)                                  0.38%                 1.96%
==============                    =================    =================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

  o The Pricing Prepayment Assumption (as defined on page 3 above) is applied

  o 1-month, 6-month, 1 Year Forward LIBOR curves and 1 Year Forward CMT curve (as of close on May 5, 2005) are used

  o    33% loss severity

  o    There is a 6-month lag in recoveries

  o Priced to call with collateral losses calculated through the life of the applicable bond

  o    All Offered Certificates are priced at par

  o All payments are assumed to be made on the 25th of the month regardless of business days

  o Based on the collateral as of the Statistical Calculation Date rolled one month forward at 6% CPR



--------------------------------------------------------------------------------------------------------------
                                                      First Dollar of Loss                  LIBOR Flat
--------------------------------------------------------------------------------------------------------------
    Class M-1      CDR (%)                                              10.28                          10.39
                   Yield (%)                                           4.7867                         4.3776
                   WAL (years)                                           5.08                           5.08
                   Modified Duration (years)                             4.49                           4.50
                   Principal Window                              Jun10 -Jun10                  Jun10 - Jun10
                   Principal Writedown                      $9,291.92 (0.03%)            $740,215.69 (2.34%)
                   Total Collat Loss                   $74,535,497.10 (6.84%)         $75,233,304.47 (6.90%)
--------------------------------------------------------------------------------------------------------------
    Class M-2      CDR (%)                                               9.21                           9.22
                   Yield (%)                                           4.6662                         4.4991
                   WAL (years)                                           5.16                           5.16
                   Modified Duration (years)                             4.56                           4.56
                   Principal Window                              Jul10 -Jul10                  Jul10 - Jul10
                   Principal Writedown                     $66,858.44 (0.94%)            $135,265.16 (1.91%)
                   Total Collat Loss                   $67,999,378.71 (6.24%)         $68,064,856.98 (6.24%)
--------------------------------------------------------------------------------------------------------------
    Class M-3      CDR (%)                                               7.59                           7.65
                   Yield (%)                                           4.9713                         4.4742
                   WAL (years)                                           5.41                           5.33
                   Modified Duration (years)                             4.72                           4.66
                   Principal Window                              Oct10 -Oct10                  Sep10 - Sep10
                   Principal Writedown                     $45,833.23 (0.42%)            $364,792.56 (3.35%)
                   Total Collat Loss                   $58,044,535.67 (5.32%)         $58,174,966.81 (5.34%)
--------------------------------------------------------------------------------------------------------------
    Class M-4      CDR (%)                                               6.82                           6.85
                   Yield (%)                                           5.0675                         4.4157
                   WAL (years)                                           5.49                           5.49
                   Modified Duration (years)                             4.78                           4.79
                   Principal Window                              Nov10 -Nov10                  Nov10 - Nov10
                   Principal Writedown                      $6,285.11 (0.12%)            $226,145.02 (4.15%)
                   Total Collat Loss                   $52,930,216.13 (4.86%)         $53,142,166.33 (4.88%)
--------------------------------------------------------------------------------------------------------------
    Class B -1     CDR (%)                                               6.08                           6.13
                   Yield (%)                                           5.5152                         4.4053
                   WAL (years)                                           5.58                           5.56
                   Modified Duration (years)                             4.77                           4.78
                   Principal Window                              Dec10 -Dec10                  Dec10 - Dec10
                   Principal Writedown                     $30,200.16 (0.55%)            $406,282.71 (7.45%)
                   Total Collat Loss                   $47,873,540.93 (4.39%)         $48,235,130.48 (4.42%)
--------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                0% Return
----------------------------------------------------------------------------------
    Class M-1      CDR (%)                                                 11.45
                   Yield (%)                                              0.0401
                   WAL (years)                                              4.75
                   Modified Duration (years)                                4.43
                   Principal Window                                Apr10 - Apr10
                   Principal Writedown                    $7,172,582.50 (22.69%)
                   Total Collat Loss                      $81,018,381.71 (7.43%)
----------------------------------------------------------------------------------
    Class M-2      CDR (%)                                                  9.45
                   Yield (%)                                              0.1546
                   WAL (years)                                              5.09
                   Modified Duration (years)                                4.61
                   Principal Window                                Jul10 - Jul10
                   Principal Writedown                    $1,705,139.27 (24.07%)
                   Total Collat Loss                      $69,566,228.05 (6.38%)
----------------------------------------------------------------------------------
    Class M-3      CDR (%)                                                  7.99
                   Yield (%)                                              0.1358
                   WAL (years)                                              5.18
                   Modified Duration (years)                                4.71
                   Principal Window                                Sep10 - Sep10
                   Principal Writedown                    $2,790,488.84 (25.60%)
                   Total Collat Loss                      $60,498,855.31 (5.55%)
----------------------------------------------------------------------------------
    Class M-4      CDR (%)                                                  7.03
                   Yield (%)                                              0.1475
                   WAL (years)                                              5.29
                   Modified Duration (years)                                4.77
                   Principal Window                                Oct10 - Oct10
                   Principal Writedown                    $1,437,683.12 (26.38%)
                   Total Collat Loss                      $54,151,574.25 (4.97%)
----------------------------------------------------------------------------------
    Class B -1     CDR (%)                                                  6.30
                   Yield (%)                                              0.0657
                   WAL (years)                                              5.31
                   Modified Duration (years)                                4.76
                   Principal Window                                Nov10 - Nov10
                   Principal Writedown                    $1,613,149.33 (29.60%)
                   Total Collat Loss                      $49,228,934.86 (4.52%)
----------------------------------------------------------------------------------




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


---------------------------------------------------------------------------------------------------------------
                                                      First Dollar of Loss                  LIBOR Flat
---------------------------------------------------------------------------------------------------------------
    Class B-2      CDR (%)                                               5.36                           5.41
                   Yield (%)                                           5.5430                         4.4111
                   WAL (years)                                           5.66                           5.64
                   Modified Duration (years)                             4.81                           4.82
                   Principal Window                             Jan11 - Jan11                   Jan11 -Jan11
                   Principal Writedown                     $53,178.43 (0.98%)            $439,167.68 (8.06%)
                   Total Collat Loss                   $42,811,004.39 (3.93%)         $43,181,154.83 (3.96%)
---------------------------------------------------------------------------------------------------------------
    Class B-3      CDR (%)                                               4.67                           4.72
                   Yield (%)                                           5.7110                         4.5018
                   WAL (years)                                           5.74                           5.69
                   Modified Duration (years)                             4.85                           4.86
                   Principal Window                             Feb11 - Feb11                   Feb11 -Feb11
                   Principal Writedown                     $77,144.45 (1.42%)            $487,443.37 (8.94%)
                   Total Collat Loss                   $37,824,174.35 (3.47%)         $38,202,897.09 (3.50%)
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                              0% Return
--------------------------------------------------------------------------------
    Class B-2      CDR (%)                                                5.57
                   Yield (%)                                            0.0467
                   WAL (years)                                            5.40
                   Modified Duration (years)                              4.86
                   Principal Window                              Jan11 - Jan11
                   Principal Writedown                  $1,671,885.72 (30.68%)
                   Total Collat Loss                    $44,362,189.62 (4.07%)
--------------------------------------------------------------------------------
    Class B-3      CDR (%)                                                4.87
                   Yield (%)                                            0.1771
                   WAL (years)                                            5.40
                   Modified Duration (years)                              4.90
                   Principal Window                              Feb11 - Feb11
                   Principal Writedown                  $1,700,729.45 (31.21%)
                   Total Collat Loss                    $39,335,877.37 (3.61%)
--------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) onemonth LIBOR, six-month LIBOR, one-year LIBOR and one-year CMT remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


     Distribution                                   Available
        Period              Distribution            Funds Cap           Effective Available
       (months)                 Date                   (%)                 Funds Cap (%)
---------------------   --------------------   --------------------   ------------------------
           1                 25-Jun-05               5.75520                 10.00000
           2                 25-Jul-05               5.72397                 10.00000
           3                 25-Aug-05               5.57305                 10.00000
           4                 25-Sep-05               5.92542                 10.00000
           5                 25-Oct-05               6.16551                 10.00000
           6                 25-Nov-05               5.96973                 10.00000
           7                 25-Dec-05               6.17073                 10.00000
           8                 25-Jan-06               5.98074                 10.00000
           9                 25-Feb-06               6.01409                 10.00000
          10                 25-Mar-06               6.68275                 10.00000
          11                 25-Apr-06               6.05800                 10.00000
          12                 25-May-06               6.26296                 10.00000
          13                 25-Jun-06               6.06331                 10.00000
          14                 25-Jul-06               6.26797                 10.00000
          15                 25-Aug-06               6.06906                 10.00000
          16                 25-Sep-06               6.07432                 10.00000
          17                 25-Oct-06               6.28018                 10.00000
          18                 25-Nov-06               6.08099                 10.00000
          19                 25-Dec-06               6.28846                 10.00000
          20                 25-Jan-07               6.09466                 10.00000
          21                 25-Feb-07               6.13792                 10.00000
          22                 25-Mar-07               6.85641                 10.00000
          23                 25-Apr-07               6.22530                 10.00000
          24                 25-May-07               6.43927                 10.00000
          25                 25-Jun-07               6.23510                 10.00000
          26                 25-Jul-07               6.44916                 10.00000
          27                 25-Aug-07               6.25213                 10.00000
          28                 25-Sep-07               6.27968                 10.00000
          29                 25-Oct-07               6.50598                 10.00000
          30                 25-Nov-07               6.30192                 10.00000
          31                 25-Dec-07               6.52430                 10.00000
          32                 25-Jan-08               6.32205                 10.00000
          33                 25-Feb-08               6.35015                 10.00000
          34                 25-Mar-08               6.88350                 10.00000
          35                 25-Apr-08               8.30530                 10.00000
          36                 25-May-08               8.67230                 10.00000
          37                 25-Jun-08               8.40059                 10.00000
          38                 25-Jul-08               8.59787                 10.00000
          39                 25-Aug-08               8.32261                 10.00000
          40                 25-Sep-08               8.34713                 10.00000
          41                 25-Oct-08               8.93835                 10.00000
          42                 25-Nov-08               8.65348                 10.00000
          43                 25-Dec-08               8.94504                 10.00000
          44                 25-Jan-09               8.65993                 10.00000
          45                 25-Feb-09               8.66366                 10.00000
          46                 25-Mar-09               9.60337                 10.00000
          47                 25-Apr-09               8.68938                 10.00000


     Distribution                                  Available
        Period             Distribution            Funds Cap           Effective Available
       (months)                Date                   (%)                 Funds Cap (%)
---------------------   --------------------   --------------------   ------------------------
          48                 25-May-09              9.01983                 10.00000
          49                 25-Jun-09              8.73237                 10.00000
          50                 25-Jul-09              9.02708                 10.00000
          51                 25-Aug-09              8.73926                 10.00000
          52                 25-Sep-09              8.74274                 10.00000
          53                 25-Oct-09              9.03949                 10.00000
          54                 25-Nov-09              8.75158                 10.00000
          55                 25-Dec-09              9.04975                 10.00000
          56                 25-Jan-10              8.78385                 10.00000
          57                 25-Feb-10              8.86733                 10.00000
          58                 25-Mar-10              10.12132                10.12132
          59                 25-Apr-10              11.09629                11.09629
          60                 25-May-10              11.53747                11.53747
          61                 25-Jun-10              11.17560                11.17560
          62                 25-Jul-10              11.55910                11.55910
          63                 25-Aug-10              11.19720                11.19720
          64                 25-Sep-10              11.20853                11.20853
          65                 25-Oct-10              11.59593                11.59593
          66                 25-Nov-10              11.23411                11.23411
          67                 25-Dec-10              11.62147                11.62147
          68                 25-Jan-11              11.25946                11.25946
          69                 25-Feb-11              11.27275                11.27275
          70                 25-Mar-11              12.49954                12.49954
          71                 25-Apr-11              11.31066                11.31066
          72                 25-May-11              11.70331                11.70331
          73                 25-Jun-11              11.34093                11.34093
          74                 25-Jul-11              11.73512                11.73512
          75                 25-Aug-11              11.37273                11.37273
          76                 25-Sep-11              11.38943                11.38943
          77                 25-Oct-11              11.78691                11.78691
          78                 25-Nov-11              11.42452                11.42452
          79                 25-Dec-11              11.82439                11.82439
          80                 25-Jan-12              11.46201                11.46201
          81                 25-Feb-12              11.48172                11.48172
          82                 25-Mar-12              12.32751                12.32751
          83                 25-Apr-12              11.57106                11.57106
          84                 25-May-12              11.98427                11.98427
          85                 25-Jun-12              11.62033                11.62033
          86                 25-Jul-12              12.03188                12.03188
          87                 25-Aug-12              11.66799                11.66799
          88                 25-Sep-12              11.69307                11.69307
          89                 25-Oct-12              12.10966                12.10966
          90                 25-Nov-12              11.74589                11.74589
          91                 25-Dec-12              12.16617                12.16617
          92                 25-Jan-13              11.80251                11.80251
          93                 25-Feb-13              11.83233                11.83233
          94                 25-Mar-13              13.13428                13.13428


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


       Distribution
          Period                 Distribution            Available Funds             Effective Available
         (months)                    Date                    Cap (%)                    Funds Cap (%)
   ---------------------      --------------------    --------------------         ------------------------
            95                    25-Apr-13                 11.89547                      11.89547
            96                    25-May-13                 12.32624                      12.32624
            97                    25-Jun-13                 11.96299                      11.96299
            98                    25-Jul-13                 12.39855                      12.39855
            99                    25-Aug-13                 12.03553                      12.03553
            100                   25-Sep-13                 12.07382                      12.07382
            101                   25-Oct -13                12.51731                      12.51731
            102                   25-Nov-13                 12.15473                      12.15473
            103                   25-Dec-13                 12.60406                      12.60406
            104                   25-Jan-14                 12.24185                      12.24185
            105                   25-Feb-14                 12.28791                      12.28791
            106                   25-Mar-14                 13.65744                      13.65744
            107                   25-Apr-14                 12.38544                      12.38544
            108                   25-May-14                 12.85163                      12.85163
            109                   25-Jun-14                 12.49072                      12.49072
            110                   25-Jul-14                 12.96472                      12.96472
            111                   25-Aug-14                 12.60452                      12.60452
            112                   25-Sep-14                 12.66487                      12.66487
            113                   25-Oct -14                13.15606                      13.15606
            114                   25-Nov-14                 12.79707                      12.79707
            115                   25-Dec-14                 13.29403                      13.29403
            116                   25-Jan-15                 12.93615                      12.93615
            117                   25-Feb-15                 13.01010                      13.01010
            118                   25-Mar-15                 14.48944                      14.48944
            119                   25-Apr-15                 13.18461                      13.18461
            120                   25-May 15                 13.71659                      13.71659




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Mortgage Loans - All Collateral(1)

        Scheduled Principal Balance:                           $1,095,814,893

        Number of Mortgage Loans:                                       4,101

        Average Scheduled Principal Balance:                         $267,207

        Interest Only Loans:                                           90.76%

        Weighted Average Gross Coupon:                                 5.789%

        Weighted Average Net Coupon:(2)                                5.516%

        Weighted Average FICO Score:                                      714

        Weighted Average Original LTV Ratio:                           77.09%

        Weighted Average Stated Remaining Term (months):                  359

        Weighted Average Seasoning (months):                                1

        Weighted Average Months to Roll:                                   43

        Weighted Average Gross Margin:                                  2.49%

        Weighted Average Initial Rate Cap:                              5.45%

        Weighted Average Periodic Rate Cap:                             2.67%

        Weighted Average Gross Maximum Lifetime Rate:                  11.56%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee, the Trustee Fee and any lender-paid mortgage insurance.



                                            Distribution by Scheduled Principal Balance

                                                                             Pct. Of           Weighted          Weighted
                                                                             Pool By             Avg.              Avg.
       Scheduled Principal           Number Of          Principal           Principal           Gross             Current
             Balance                   Loans             Balance             Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
$50,000 & Below                             20             $812,829               0.07%            5.992%               715
$50,001 - $75,000                           90            5,839,108               0.53             6.116                718
$75,001 - $100,000                         184           16,502,363               1.51             5.969                713
$100,001 - $125,000                        317           36,005,219               3.29             5.941                716
$125,001 - $150,000                        359           49,661,822               4.53             5.867                715
$150,001 - $200,000                        711          125,085,773              11.41             5.849                714
$200,001 - $250,000                        594          134,005,373              12.23             5.786                711
$250,001 - $300,000                        565          155,735,322              14.21             5.778                709
$300,001 - $350,000                        385          125,019,579              11.41             5.781                710
$350,001 - $400,000                        244           91,461,801               8.35             5.772                713
$400,001 - $450,000                        152           64,911,389               5.92             5.757                716
$450,001 - $500,000                        158           75,186,321               6.86             5.651                717
$500,001 - $550,000                         79           41,413,884               3.78             5.711                715
$550,001 - $600,000                         73           42,010,068               3.83             5.719                721
$600,001 - $650,000                         61           38,848,888               3.55             5.741                726
$650,001 - $700,000                         15           10,258,381               0.94             5.741                725
$700,001 - $750,000                         18           13,098,512               1.20             5.676                699
$750,001 - $800,000                         10            7,819,109               0.71             5.839                744
$800,001 - $850,000                          8            6,657,600               0.61             5.626                709
$850,001 - $900,000                         15           13,216,678               1.21             5.908                701
$900,001 - $950,000                         12           11,028,738               1.01             6.086                710
$950,001 - $1,000,000                       27           26,656,136               2.43             5.822                722
$1,000,001 & Above                           4            4,580,000               0.42             5.883                706
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                   4,101       $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
       Scheduled Principal           Principal          Original         Combined         Pct. Full      Pct. Owner
             Balance                  Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
$50,000 & Below                           $40,641         76.51%               81.12%        53.56%            8.95%
$50,001 - $75,000                          64,879         77.80                86.56         48.60            29.62
$75,001 - $100,000                         89,687         76.99                86.82         54.06            48.71
$100,001 - $125,000                       113,581         77.49                88.99         55.00            56.21
$125,001 - $150,000                       138,334         77.81                89.81         50.79            69.44
$150,001 - $200,000                       175,929         77.76                88.71         37.27            70.59
$200,001 - $250,000                       225,598         77.67                88.67         33.19            78.23
$250,001 - $300,000                       275,638         77.55                88.47         28.47            83.89
$300,001 - $350,000                       324,726         77.82                89.12         24.15            87.30
$350,001 - $400,000                       374,843         77.53                88.99         17.45            85.66
$400,001 - $450,000                       427,049         77.30                89.34         19.64            91.46
$450,001 - $500,000                       475,863         78.17                89.42         15.22            85.92
$500,001 - $550,000                       524,226         76.82                88.26         10.10            87.40
$550,001 - $600,000                       575,480         77.36                89.62         24.69            84.91
$600,001 - $650,000                       636,867         76.69                88.45         17.97            85.25
$650,001 - $700,000                       683,892         73.06                80.83          6.58            73.29
$700,001 - $750,000                       727,695         74.23                80.03         21.97            77.63
$750,001 - $800,000                       781,911         74.07                80.40         10.22            90.07
$800,001 - $850,000                       832,200         71.71                77.36         12.34            74.77
$850,001 - $900,000                       881,112         75.71                83.12         26.67            86.86
$900,001 - $950,000                       919,062         69.28                74.53         16.57            74.87
$950,001 - $1,000,000                     987,264         69.36                78.15         18.63            77.74
$1,000,001 & Above                      1,145,000         67.62                74.39          0.00            75.16
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%        27.38%           80.16%
=============================      ================   ============    ===============   ==============  ==============



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                    Distribution by Current Rate


                                                                             Pct. Of                             Weighted
                                                                             Pool By           Weighted             Avg.
                                     Number Of          Principal           Principal         Avg. Gross          Current
          Current Rate                 Loans             Balance             Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
4.50% & Below                               19           $6,114,379               0.56%            4.311%               717
4.51 - 5.00%                               196           57,387,070               5.24             4.886                717
5.01 - 5.50%                             1,152          318,458,458              29.06             5.366                717
5.51 - 6.00%                             1,665          451,456,708              41.20             5.803                716
6.01 - 6.50%                               673          171,814,398              15.68             6.311                708
6.51 - 7.00%                               305           72,649,671               6.63             6.759                699
7.01 - 7.50%                                64           13,779,051               1.26             7.276                687
7.51 - 8.00%                                15            2,586,719               0.24             7.801                702
8.01 - 8.50%                                12            1,568,439               0.14             8.184                713
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                   4,101       $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
                                     Principal          Original         Combined         Pct. Full      Pct. Owner
          Current Rate                Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
4.50% & Below                            $321,809         69.87%               77.23%        22.25%           71.20%
4.51 - 5.00%                              292,791         75.49                85.78         37.06            85.66
5.01 - 5.50%                              276,440         76.31                86.91         31.42            87.20
5.51 - 6.00%                              271,145         76.76                87.87         26.65            79.06
6.01 - 6.50%                              255,296         78.75                89.62         19.46            77.05
6.51 - 7.00%                              238,196         79.78                91.38         26.91            62.74
7.01 - 7.50%                              215,298         80.28                92.19         22.55            68.55
7.51 - 8.00%                              172,448         79.92                96.85         11.60            74.34
8.01 - 8.50%                              130,703         80.77                96.29         39.87            59.53
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%        27.38%           80.16%
=============================      ================   ============    ===============   ==============  ==============




                                                        Distribution by FICO

                                                                             Pct. Of                             Weighted
                                                                             Pool By           Weighted             Avg.
                                     Number Of          Principal           Principal         Avg. Gross          Current
              Fico                     Loans             Balance             Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
820 - 839                                    1             $298,400               0.03%            5.375%               826
800 - 819                                   67           19,266,396               1.76             5.702                806
780 - 799                                  226           62,137,052               5.67             5.696                788
760 - 779                                  371           97,127,938               8.86             5.682                769
740 - 759                                  505          134,243,415              12.25             5.752                749
720 - 739                                  537          141,891,701              12.95             5.779                729
700 - 719                                  766          206,522,851              18.85             5.765                709
680 - 699                                  692          187,164,807              17.08             5.828                689
660 - 679                                  547          154,722,041              14.12             5.849                670
640 - 659                                  274           64,915,143               5.92             5.920                650
620 - 639                                  108           24,983,737               2.28             5.975                631
600 - 619                                    5            1,864,202               0.17             5.315                610
580 - 599                                    1              159,710               0.01             6.500                591
560 - 579                                    1              517,500               0.05             6.750                569
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                   4,101       $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
                                     Principal          Original         Combined         Pct. Full      Pct. Owner
              Fico                    Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
820 - 839                                $298,400         80.00%               95.00%         0.00%          100.00%
800 - 819                                 287,558         75.08                88.00         36.30            72.09
780 - 799                                 274,943         76.89                88.60         27.83            73.86
760 - 779                                 261,800         77.91                89.45         27.94            74.81
740 - 759                                 265,829         77.52                89.53         22.71            72.98
720 - 739                                 264,230         77.89                89.93         20.60            80.80
700 - 719                                 269,612         77.30                89.44         20.86            80.25
680 - 699                                 270,469         76.77                87.67         23.24            82.37
660 - 679                                 282,856         75.80                83.96         33.75            83.00
640 - 659                                 236,917         77.29                85.82         50.22            90.57
620 - 639                                 231,331         77.42                83.86         61.96            94.98
600 - 619                                 372,840         75.39                82.58        100.00            82.30
580 - 599                                 159,710        100.00               100.00        100.00           100.00
560 - 579                                 517,500         75.00                90.00          0.00           100.00
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%        27.38%           80.16%
=============================      ================   ============    ===============   ==============  ==============




                                                    Distribution by Original LTV

                                                                             Pct. Of                             Weighted
                                                                             Pool By           Weighted            Avg.
                                    Number Of          Principal            Principal         Avg. Gross          Current
          Original LTV                Loans             Balance              Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
40.00% & Below                             31            $6,756,231               0.62%            5.633%               704
40.01 - 50.00%                             70            17,202,428               1.57             5.473                715
50.01 - 60.00%                            102            27,560,439               2.52             5.528                710
60.01 - 70.00%                            343           107,011,976               9.77             5.656                704
70.01 - 80.00%                          3,237           875,313,916              79.88             5.814                716
80.01 - 85.00%                             50             8,439,284               0.77             5.984                704
85.01 - 90.00%                            159            31,033,681               2.83             5.902                704
90.01 - 95.00%                             85            18,249,840               1.67             5.921                697
95.01 - 100.00%                            24             4,247,097               0.39             5.541                691
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
                                     Principal          Original         Combined         Pct. Full      Pct. Owner
          Original LTV                Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
40.00% & Below                           $217,943         29.41%               38.57%        13.91%           66.59%
40.01 - 50.00%                            245,749         45.77                48.34         18.98            68.30
50.01 - 60.00%                            270,200         56.32                63.67         21.59            77.63
60.01 - 70.00%                            311,988         66.19                72.83         17.63            62.24
70.01 - 80.00%                            270,409         79.08                91.55         27.39            83.40
80.01 - 85.00%                            168,786         84.00                85.84         41.50            52.09
85.01 - 90.00%                            195,180         89.62                90.28         45.07            57.17
90.01 - 95.00%                            214,704         94.49                94.68         52.35            97.50
95.01 - 100.00%                           176,962        100.00               100.00        100.00           100.00
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%        27.38%           80.16%
=============================      ================   ============    ===============   ==============  ==============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                   Distribution by Document Type

                                                                             Pct. Of           Weighted          Weighted
                                                                             Pool By             Avg.              Avg.
                                      Number            Principal           Principal           Gross             Current
          Document Type              Of Loans            Balance             Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Full/alt Doc                             1,383         $300,031,071              27.38%            5.717%               707
No Doc With Verfied Assets                 104           22,655,844               2.07             6.242                717
No Doc/nina                                288           93,654,555               8.55             5.895                709
Reduced Doc                                250           58,103,155               5.30             5.544                717
Stated Doc                               2,076          621,370,267              56.70             5.814                717
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                   4,101       $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
                                     Principal          Original         Combined         Pct. Full         Owner
          Document Type               Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Full/alt Doc                             $216,942         78.67%               89.89%       100.00%           74.51%
No Doc With Verfied Assets                217,845         74.63                80.74          0.00            84.78
No Doc/nina                               325,189         70.81                79.23          0.00            82.11
Reduced Doc                               232,413         75.09                82.10          0.00            86.48
Stated Doc                                299,311         77.56                89.26          0.00            81.83
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%        27.38%           80.16%
=============================      ================   ============    ===============   ==============  ==============




                                                    Distribution by Loan Purpose

                                                                             Pct. Of                             Weighted
                                                                             Pool By           Weighted            Avg.
                                    Number Of          Principal            Principal         Avg. Gross          Current
          Loan Purpose                Loans             Balance              Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Cashout Refinance                         871          $256,030,986              23.36%            5.766%               699
Purchase                                2,670           708,899,395              64.69             5.816                721
Rate/term Refinance                       560           130,884,512              11.94             5.692                702
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
                                     Principal          Original         Combined         Pct. Full      Pct. Owner
          Loan Purpose                Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Cashout Refinance                        $293,951         72.01%               75.99%       27.47%            80.46%
Purchase                                  265,505         79.29                92.80        26.16             80.23
Rate/term Refinance                       233,722         75.16                85.64        33.82             79.22
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============




                                                  Distribution by Occupancy Status

                                                                             Pct. Of                            Weighted
                                                                             Pool By           Weighted            Avg.
            Occupancy               Numb er Of          Principal           Principal         Avg. Gross          Current
             Status                    Loans             Balance             Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Non Owner                                  890         $184,235,110              16.81%            5.951%               723
Owner Occupied                           3,071          878,412,402              80.16             5.754                711
Second Home                                140           33,167,380               3.03             5.821                725
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                   4,101       $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
            Occupancy                Principal          Original         Combined         Pct. Full      Pct. Owner
             Status                   Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Non Owner                                $207,006         75.08%               80.48%        36.78%            0.00%
Owner Occupied                            286,035         77.56                89.81         25.45           100.00
Second Home                               236,910         75.80                82.56         26.25             0.00
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%        27.38%           80.16%
=============================      ================   ============    ===============   ==============  ==============




                                                   Distribution by Property Type

                                                                             Pct. Of                             Weighted
                                                                             Pool By           Weighted            Avg.
            Property                Number Of          Principal            Principal         Avg. Gross          Current
              Type                    Loans             Balance              Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
2-4 Family                                189           $63,269,702               5.77%            5.986%               722
Condo                                     543           130,476,163              11.91             5.804                721
Pud                                       924           249,382,044              22.76             5.764                711
Single Family                           2,445           652,686,984              59.56             5.777                713
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
            Property                 Principal          Original         Combined         Pct. Full      Pct. Owner
              Type                    Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
2-4 Family                               $334,760         73.59%               80.94%       26.66%            44.15%
Condo                                     240,288         77.49                88.71        29.40             76.56
Pud                                       269,894         77.81                88.96        30.21             80.62
Single Family                             266,948         77.08                88.21        25.97             84.20
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                       Distribution by State

                                                                             Pct. Of                            Weighted
                                                                             Pool By          Weighted             Avg.
                                    Number Of          Principal            Principal        Avg. Gross          Current
              State                   Loans             Balance              Balance           Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
CA - Southern                             818          $296,569,468              27.06%           5.719%               714
CA - Northern                             635           239,605,982              21.87            5.719                719
FL                                        277            56,325,948               5.14            6.057                714
VA                                        208            52,727,930               4.81            5.782                714
NV                                        171            44,128,279               4.03            5.722                711
AZ                                        223            41,766,938               3.81            5.846                724
MD                                        157            38,859,107               3.55            5.819                710
GA                                        206            33,363,843               3.04            5.814                705
IL                                        133            32,628,050               2.98            5.753                702
WA                                        122            26,749,314               2.44            5.782                719
Other                                   1,151           233,090,033              21.27            5.887                709
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%           5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
                                    Principal           Original         Combined         Pct. Full      Pct. Owner
              State                  Balance              LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
CA - Southern                            $362,554         75.62%               86.82%       17.68%            83.16%
CA - Northern                             377,332         75.96                87.26        18.07             86.87
FL                                        203,343         77.97                88.06        32.14             61.50
VA                                        253,500         78.17                88.12        41.04             79.16
NV                                        258,060         77.86                86.92        23.24             75.18
AZ                                        187,296         78.83                88.76        39.12             52.81
MD                                        247,510         78.97                88.91        40.90             88.66
GA                                        161,960         79.94                95.10        55.98             74.80
IL                                        245,324         75.76                87.03        30.32             87.80
WA                                        219,257         77.85                90.38        33.63             77.92
Other                                     202,511         78.60                89.06        36.26             78.56
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============




                                                      Distribution by Zip Code

                                                                             Pct. Of                              Weighted
                                                                             Pool By           Weighted             Avg.
                                    Number Of          Principal            Principal         Avg. Gross           Current
            Zip Code                  Loans             Balance              Balance            Coupon              FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
92592                                       8            $3,672,070               0.34%            5.618%               708
95023                                       8             3,538,178               0.32             5.786                732
92692                                       6             3,521,527               0.32             5.759                721
33139                                      14             3,521,160               0.32             6.018                706
92677                                       5             3,438,000               0.31             5.711                681
89148                                      11             3,310,040               0.30             5.740                718
91913                                       8             2,938,226               0.27             5.883                705
92656                                       7             2,840,150               0.26             5.521                728
94107                                       4             2,743,600               0.25             5.486                762
94954                                       6             2,731,901               0.25             5.773                718
Other                                   4,024         1,063,560,041              97.06             5.791                714
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
                                     Principal          Original         Combined         Pct. Full      Pct. Owner
            Zip Code                  Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
92592                                    $459,009         75.31%               88.24%       24.81%           100.00%
95023                                     442,272         72.93                83.43        46.92             70.38
92692                                     586,921         77.52                87.48        13.52            100.00
33139                                     251,511         77.84                87.13        17.97             55.39
92677                                     687,600         70.41                71.83         0.00             53.17
89148                                     300,913         79.50                85.52        27.04             81.07
91913                                     367,278         79.37                93.76        57.61            100.00
92656                                     405,736         80.85                97.81        34.68            100.00
94107                                     685,900         74.63                81.62        47.66             82.29
94954                                     455,317         76.51                82.76         0.00            100.00
Other                                     264,304         77.12                88.09        27.41             80.06
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============




                                            Distribution by Remaining Months to Maturity

                                                                             Pct. Of           Weighted          Weighted
            Remaining                                                        Pool By             Avg.              Avg.
            Months To               Number Of          Principal            Principal         Avg. Gross          Current
            Maturity                  Loans             Balance              Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
121 - 180                                   1               $40,868               0.00%            6.750%               721
301 - 360                               4,100         1,095,774,025             100.00             5.789                714
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
            Remaining                   Avg.               Avg.             Avg.
            Months To                Principal          Original         Combined         Pct. Full      Pct. Owner
            Maturity                  Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
121 - 180                                 $40,868         61.19%               61.19%        0.00%             0.00%
301 - 360                                 267,262         77.09                88.02        27.38             80.16
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                 Distribution by Amortization Type

                                                                             Pct. Of                             Weighted
                                                                             Pool By           Weighted            Avg.
          Amortization              Number Of          Principal            Principal         Avg. Gross         Current
              Type                    Loans             Balance              Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
1 Month ARM                                79           $24,138,851               2.20%            5.198%              725
10 Year ARM                                11             4,482,700               0.41             6.259               707
2 Year ARM                                119            39,538,494               3.61             6.103               701
3 Year ARM                              1,524           445,933,727              40.69             5.798               714
5 Year ARM                              2,118           498,044,606              45.45             5.838               713
6 Month ARM                               228            73,068,042               6.67             5.361               716
7 Year ARM                                 22            10,608,472               0.97             6.039               735
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%              714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
          Amortization              Principal           Original         Combined         Pct. Full      Pct. Owner
              Type                   Balance              LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
1 Month ARM                              $305,555         76.61%               85.67%       21.17%            62.02%
10 Year ARM                               407,518         79.25                83.52        17.89             79.04
2 Year ARM                                332,256         75.63                89.23        13.16             80.67
3 Year ARM                                292,607         77.94                90.35        19.11             83.50
5 Year ARM                                235,149         76.48                85.64        38.08             78.72
6 Month ARM                               320,474         77.74                90.91        16.80             75.00
7 Year ARM                                482,203         71.73                84.34        16.72             82.65
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============




                                              Distribution by Prepayment Term (Months)

                                                                             Pct. Of                              Weighted
           Prepayment                                                        Pool By            Weighted            Avg.
              Term                  Number Of          Principal            Principal          Avg. Gross         Current
            (Months)                  Loans             Balance              Balance             Coupon            FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
0                                       3,012          $787,856,174              71.90%           5.745%               716
3                                           1               529,000               0.05            6.250                697
6                                         100            41,489,398               3.79            5.824                710
7                                          13             5,700,957               0.52            5.845                710
12                                         71            19,532,683               1.78            6.075                709
24                                         88            28,962,460               2.64            6.134                696
30                                          1               356,000               0.03            5.500                705
36                                        737           185,803,050              16.96            5.872                710
42                                         18             4,115,353               0.38            5.589                716
60                                         60            21,469,818               1.96            5.920                711
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%           5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
           Prepayment                  Avg.               Avg.             Avg.
              Term                  Principal           Original         Combined         Pct. Full      Pct. Owner
            (Months)                 Balance              LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
0                                        $261,572         77.20%               87.64%       30.60%            80.57%
3                                         529,000         64.91                64.91         0.00              0.00
6                                         414,894         74.31                83.96        13.96             85.08
7                                         438,535         68.90                75.06        11.14             72.81
12                                        275,108         79.08                93.81        15.20             86.56
24                                        329,119         76.78                92.54         8.67             87.18
30                                        356,000         79.82                86.61       100.00              0.00
36                                        252,107         77.83                90.43        23.65             77.04
42                                        228,631         74.40                87.73        13.34             74.52
60                                        357,830         73.70                81.48        10.31             73.62
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============




                                                 Distribution by Periodic Rate Cap

                                                                             Pct. Of                             Weighted
                                                                             Pool By           Weighted            Avg.
          Periodic Rate             Number Of          Principal            Principal         Avg. Gross          Current
               Cap                    Loans             Balance              Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
1.00% & Below                           1,458          $392,083,850              35.78%            5.838%               712
1.51 - 2.00%                            1,946           519,670,406              47.42             5.739                715
2.51 - 3.00%                                4               498,740               0.05             5.983                726
4.51 - 5.00%                               85            17,893,093               1.63             6.491                721
5.51 - 6.00%                              380            98,203,652               8.96             6.090                704
8.01 & Above                              228            67,465,152               6.16             5.266                725
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
          Periodic Rate              Principal          Original         Combined         Pct. Full      Pct. Owner
               Cap                    Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
1.00% & Below                            $268,919         78.59%               92.87%       24.24%            91.75%
1.51 - 2.00%                              267,045         75.58                84.06        33.63             77.67
2.51 - 3.00%                              124,685         78.51                92.56        43.76            100.00
4.51 - 5.00%                              210,507         78.65                87.97        17.99             42.56
5.51 - 6.00%                              258,431         78.41                89.31        15.12             62.68
8.01 & Above                              295,900         77.76                88.46        17.73             67.25
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                Distribution by Months to Rate Reset

                                                                             Pct. Of                              Weighted
                                                                             Pool By            Weighted            Avg.
            Months To               Number Of          Principal            Principal          Avg. Gross         Current
           Rate Reset                 Loans             Balance              Balance             Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
10 & Below                                307           $97,206,893               8.87%            5.320%               718
11 - 20                                    34            10,377,225               0.95             6.256               698
21 - 30                                    96            31,676,346               2.89             6.011               702
31 - 40                                 1,513           443,418,651              40.46             5.799               714
41 - 50                                     1               607,500               0.06             5.875               743
51 - 60                                 2,105           494,428,208              45.12             5.841               713
61 - 70                                    12             3,008,898               0.27             5.440               691
71 - 80                                     5             1,714,844               0.16             5.992               736
81 - 90                                    17             8,893,628               0.81             6.049               735
111 - 120                                  11             4,482,700               0.41             6.259               707
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%              714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
            Months To               Principal           Original         Combined         Pct. Full      Pct. Owner
           Rate Reset                Balance              LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
10 & Below                               $316,635         77.46%               89.61%       17.89%            71.78%
11 - 20                                   305,213         75.87                92.10         0.00             90.42
21 - 30                                   329,962         75.46                88.19        21.14             77.78
31 - 40                                   293,072         77.96                90.37        18.88             83.50
41 - 50                                   607,500         75.00                75.00         0.00              0.00
51 - 60                                   234,883         76.47                85.65        37.93             78.76
61 - 70                                   250,742         77.61                86.27        70.62             88.70
71 - 80                                   342,969         75.83                80.49        51.40             46.60
81 - 90                                   523,155         70.95                85.08        10.03             89.60
111 - 120                                 407,518         79.25                83.52        17.89             79.04
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============




                                               Distribution by Maximum Lifetime Rate

                                                                             Pct. Of                             Weighted
                                                                             Pool By           Weighted            Avg.
             Maximum                Number Of          Principal            Principal         Avg. Gross         Current
          Lifetime Rate               Loans             Balance              Balance            Coupon            FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
9.50 - 9.99%                               31            $7,004,740               0.64%           4.818%               712
10.00 - 10.49%                            407            91,074,663               8.31            5.246                720
10.50 - 10.99%                            836           192,918,946              17.61            5.643                715
11.00 - 11.49%                            614           165,705,142              15.12            5.636                708
11.50 - 11.99%                          1,180           341,254,670              31.14            5.846                717
12.00 - 12.49%                            715           202,886,646              18.51            5.906                714
12.50 - 12.99%                            211            60,508,985               5.52            6.677                704
13.00 - 13.49%                             51            14,660,761               1.34            6.569                696
13.50 - 13.99%                             15             3,887,007               0.35            6.837                689
14.00 - 14.49%                              1               174,161               0.02            8.000                689
16.00% & Above                             40            15,739,170               1.44            5.604                698
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%           5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
             Maximum                Principal           Original         Combined         Pct. Full      Pct. Owner
          Lifetime Rate              Balance              LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
9.50 - 9.99%                             $225,959         75.18%               86.03%       67.94%            94.37%
10.00 - 10.49%                            223,771         76.87                86.61        49.28             85.88
10.50 - 10.99%                            230,764         76.29                85.15        45.83             79.07
11.00 - 11.49%                            269,878         77.03                86.93        26.75             84.48
11.50 - 11.99%                            289,199         76.95                89.31        20.27             82.20
12.00 - 12.49%                            283,758         77.54                88.66        16.59             76.36
12.50 - 12.99%                            286,772         79.03                90.16        17.34             64.60
13.00 - 13.49%                            287,466         77.34                89.29        28.07             50.18
13.50 - 13.99%                            259,134         79.98                90.89         0.00             89.47
14.00 - 14.49%                            174,161         85.37                85.37         0.00            100.00
16.00% & Above                            393,479         78.74                97.21         1.27             98.54
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============




                                               Distribution by Minimum Lifetime Rate

                                                                             Pct. Of                              Weighted
                                                                             Pool By            Weighted            Avg.
             Minimum                Number Of          Principal            Principal          Avg. Gross          Current
          Lifetime Rate               Loans             Balance              Balance             Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
1.99% & Below                              20            $5,427,613               0.50%            4.572%               735
2.00 - 2.49%                            2,438           676,368,516              61.72             5.715                714
2.50 - 2.99%                            1,202           270,195,765              24.66             5.888                716
3.00 - 3.49%                              304            98,091,322               8.95             5.973                709
3.50 - 3.99%                              119            40,290,615               3.68             6.024                701
4.00 - 4.49%                                4             1,311,913               0.12             5.932                701
4.50 - 4.99%                                6             1,500,649               0.14             6.679                701
5.00 - 5.49%                                1               918,979               0.08             5.375                697
5.50 - 5.99%                                3               688,000               0.06             5.890                694
6.00 - 6.49%                                1                83,920               0.01             6.250                759
6.50 - 6.99%                                2               687,600               0.06             6.679                709
7.00 - 7.49%                                1               250,000               0.02             7.375                782
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
             Minimum                 Principal          Original         Combined         Pct. Full      Pct. Owner
          Lifetime Rate               Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
1.99% & Below                            $271,381         76.46%               86.89%       33.60%            84.23%
2.00 - 2.49%                              277,428         76.84                88.31        25.46             88.15
2.50 - 2.99%                              224,788         77.69                86.59        38.36             61.44
3.00 - 3.49%                              322,669         77.01                86.94        20.07             71.51
3.50 - 3.99%                              338,577         77.72                95.24         2.90             93.82
4.00 - 4.49%                              327,978         72.35                82.59        19.81             51.22
4.50 - 4.99%                              250,108         78.35                87.89         9.92             83.22
5.00 - 5.49%                              918,979         80.00               100.00       100.00            100.00
5.50 - 5.99%                              229,333         78.59                98.79        31.98            100.00
6.00 - 6.49%                               83,920         49.41                49.41         0.00              0.00
6.50 - 6.99%                              343,800         80.00                91.07         0.00             21.47
7.00 - 7.49%                              250,000         80.00               100.00         0.00              0.00
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                       Distribution by Margin

                                                                             Pct. Of                              Weighted
                                                                             Pool By           Weighted             Avg.
                                    Number Of          Principal            Principal         Avg. Gross          Current
             Margin                   Loans             Balance              Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
1.99% & Below                              20            $5,427,613               0.50%           4.572%               735
2.00 - 2.49%                            2,488           690,127,477              62.98            5.724                714
2.50 - 2.99%                            1,190           267,105,790              24.38            5.884                717
3.00 - 3.49%                              294            95,781,336               8.74            5.968                710
3.50 - 3.99%                              109            37,372,676               3.41            6.035                700
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%           5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============



                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
                                    Principal           Original         Combined         Pct. Full      Pct. Owner
             Margin                  Balance              LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
1.99% & Below                            $271,381         76.46%               86.89%       33.60%            84.23%
2.00 - 2.49%                              277,382         76.82                88.32        25.56             87.80
2.50 - 2.99%                              224,459         77.68                86.55        38.55             61.12
3.00 - 3.49%                              325,787         77.26                87.03        18.57             72.53
3.50 - 3.99%                              342,869         77.59                95.61         2.87             94.13
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============




                                                  Distribution by Initial Rate Cap

                                                                             Pct. Of                              Weighted
                                                                             Pool By           Weighted             Avg.
          Initial Rate              Number Of          Principal            Principal         Avg. Gross          Current
               Cap                    Loans             Balance              Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
1.00% & Below                              21            $6,477,769               0.59%           5.233%               721
1.51 - 2.00%                               82            28,728,793               2.62            5.716                715
2.51 - 3.00%                              258            64,160,356               5.86            5.919                703
3.51 - 4.00%                               12             2,081,977               0.19            5.461                683
4.01 - 4.50%                                1               526,636               0.05            5.625                664
4.51 - 5.00%                            2,697           660,121,969              60.24            5.814                713
5.01 - 5.50%                                1               166,550               0.02            4.375                656
5.51 - 6.00%                              801           266,085,691              24.28            5.854                714
11.51 - 12.00%                            228            67,465,152               6.16            5.266                725
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%           5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============



                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
          Initial Rate              Principal           Original         Combined         Pct. Full      Pct. Owner
               Cap                   Balance              LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
1.00% & Below                            $308,465         75.15%               87.50%       34.10%            57.32%
1.51 - 2.00%                              350,351         75.36                84.74        17.31             75.57
2.51 - 3.00%                              248,684         77.27                89.41        29.42             72.73
3.51 - 4.00%                              173,498         80.06                90.34        90.80            100.00
4.01 - 4.50%                              526,636         80.00                90.00         0.00            100.00
4.51 - 5.00%                              244,762         78.00                88.68        31.47             81.93
5.01 - 5.50%                              166,550         68.16                68.16         0.00            100.00
5.51 - 6.00%                              332,192         74.85                86.28        19.69             81.68
11.51 - 12.00%                            295,900         77.76                88.46        17.73             67.25
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============




                                               Distribution by Periodic Lifetime Cap

                                                                             Pct. Of                              Weighted
                                                                             Pool By            Weighted            Avg.
            Periodic                Number Of          Principal            Principal          Avg. Gross          Current
          Lifetime Cap                Loans             Balance              Balance             Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
4.01 - 4.50%                                1              $526,636               0.05%            5.625%               664
4.51 - 5.00%                            1,913           418,969,206              38.23             5.840                712
5.01 - 5.50%                                2               562,105               0.05             6.173                741
5.51 - 6.00%                            1,895           583,958,056              53.29             5.824                714
6.01 - 6.50%                                1               148,800               0.01             5.750                719
6.51 - 7.00%                                5             1,392,764               0.13             6.224                721
7.51% & Above                             284            90,257,324               8.24             5.321                718
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
            Periodic                 Principal          Original         Combined         Pct. Full      Pct. Owner
          Lifetime Cap                Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
4.01 - 4.50%                             $526,636         80.00%               90.00%        0.00%           100.00%
4.51 - 5.00%                              219,012         77.60                87.14        42.17             79.06
5.01 - 5.50%                              281,052         87.85                97.38         0.00            100.00
5.51 - 6.00%                              308,157         76.63                88.35        18.48             82.19
6.01 - 6.50%                              148,800         80.00                89.68       100.00            100.00
6.51 - 7.00%                              278,553         79.52                89.16         8.52             27.47
7.51% & Above                             317,807         77.64                89.84        16.82             72.67
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============




                                                Distribution by Interest Only Loans

                                                                             Pct. Of                             Weighted
                                                                             Pool By           Weighted            Avg.
            Interest                Number Of          Principal            Principal         Avg. Gross          Current
           Only Loans                 Loans             Balance              Balance            Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
N                                         447          $101,223,084               9.24%            5.902%               706
Y                                       3,654           994,591,809              90.76             5.778                715
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
            Interest                 Principal          Original         Combined         Pct. Full      Pct. Owner
           Only Loans                 Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
N                                        $226,450         75.60%               83.03%       25.48%            72.81%
Y                                         272,193         77.25                88.53        27.57             80.91
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                 Distribution by Interest Only Term

                                                                             Pct. Of                              Weighted
                                                                             Pool By            Weighted            Avg.
            Interest                Number Of          Principal            Principal          Avg. Gross          Current
            Only Term                 Loans             Balance              Balance             Coupon             FICO
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
0                                         447          $101,223,084               9.24%            5.902%               706
6                                           1               580,000               0.05             5.750                723
24                                         13             5,042,000               0.46             5.875                693
36                                        171            45,234,659               4.13             5.787                715
60                                      1,218           265,138,170              24.20             5.706                715
84                                          3             1,788,803               0.16             5.773                717
120                                     2,248           676,808,177              61.76             5.804                714
-----------------------------      --------------  --------------------   --------------    ---------------    ---------------
Total:                                  4,101        $1,095,814,893             100.00%            5.789%               714
=============================      ==============  ====================   ==============    ===============    ===============


                                                        Weighted         Weighted
                                       Avg.               Avg.             Avg.
            Interest                 Principal          Original         Combined         Pct. Full      Pct. Owner
            Only Term                 Balance             LTV               LTV              Doc          Occupied
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
0                                        $226,450         75.60%               83.03%       25.48%            72.81%
6                                         580,000         80.00               100.00         0.00            100.00
24                                        387,846         73.17                86.50        21.74             96.03
36                                        264,530         77.32                88.79        31.66             74.30
60                                        217,683         76.88                85.53        47.23             77.81
84                                        596,268         46.45                69.05        14.19            100.00
120                                       301,071         77.49                89.74        19.70             82.39
-----------------------------      ----------------   ------------    ---------------   --------------  --------------
Total:                                   $267,207         77.09%               88.02%       27.38%            80.16%
=============================      ================   ============    ===============   ==============  ==============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $1,075,901,000, a term of 57 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%. The Interest Rate Corridor notional amount will be the lesser of (i) the notional amount as detailed in the amortization schedule table below and (ii) the aggregate certificate principal balance of the Offered Certificates for such Distribution Date.


The Interest Rate Corridor Notional Amount Amortization Schedule
----------------------------------------------------------------

                                                                                        Interest Rate
    Distribution Period                                                                   Corridor
         (months)             Distribution Date          Strike Rate (%)             Notional Amount ($)
-------------------------  ----------------------      -------------------        ------------------------
             1                    25-Jun-05                  5.75520                  1,075,901,000.00
             2                    25-Jul-05                  5.72397                  1,043,877,826.58
             3                    25-Aug-05                  5.57305                  1,012,794,183.33
             4                    25-Sep-05                  5.92542                    982,624,861.77
             5                    25-Oct-05                  6.16551                    953,341,413.55
             6                    25-Nov-05                  5.96973                    924,918,025.24
             7                    25-Dec-05                  6.17073                    897,329,212.89
             8                    25-Jan-06                  5.98074                    870,550,482.09
             9                    25-Feb-06                  6.01409                    844,558,307.85
            10                    25-Mar-06                  6.68275                    819,329,814.42
            11                    25-Apr-06                  6.05800                    794,842,145.86
            12                    25-May-06                  6.26296                    771,073,629.26
            13                    25-Jun-06                  6.06331                    748,003,048.25
            14                    25-Jul-06                  6.26797                    725,609,917.82
            15                    25-Aug-06                  6.06906                    703,874,353.96
            16                    25-Sep-06                  6.07432                    682,777,073.72
            17                    25-Oct-06                  6.28018                    662,299,349.23
            18                    25-Nov-06                  6.08099                    642,423,016.00
            19                    25-Dec-06                  6.28846                    623,130,373.96
            20                    25-Jan-07                  6.09466                    604,404,225.16
            21                    25-Feb-07                  6.13792                    586,228,621.53
            22                    25-Mar-07                  6.85641                    568,587,495.76
            23                    25-Apr-07                  6.22530                    551,464,776.99
            24                    25-May-07                  6.43927                    534,844,356.59
            25                    25-Jun-07                 6.2 3510                    518,712,043.80
            26                    25-Jul-07                  6.44916                    503,053,486.62
            27                    25-Aug-07                  6.25213                    487,854,934.83
            28                    25-Sep-07                  6.27968                    473,103,024.24
            29                    25-Oct-07                  6.50598                    458,784,416.28
            30                    25-Nov-07                  6.30192                    444,886,452.29
            31                    25-Dec-07                  6.52430                    431,396,646.49
            32                    25-Jan-08                  6.32205                    418,302,783.14
            33                    25-Feb-08                  6.35015                    405,593,412.64
            34                    25-Mar-08                  6.88350                    393,257,347.93
            35                    25-Apr-08                  8.30530                    381,278,725.75
            36                    25-May-08                  8.67230                    369,658,028.54
            37                    25-Jun-08                  8.40059                    358,374,332.62
            38                    25-Jul-08                  8.59787                    352,194,198.75
            39                    25-Aug-08                  8.32261                    341,840,074.95
            40                    25-Sep-08                  8.34713                    331,790,161.41



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                        Interest Rate
    Distribution Period                                                                   Corridor
         (months)             Distribution Date          Strike Rate (%)             Notional Amount ($)
-------------------------  ----------------------      -------------------        ------------------------
            41                    25-Oct-08                 8.93835                    322,036,301.58
            42                    25-Nov-08                 8.65348                    312,569,571.45
            43                    25-Dec-08                 8.94504                    303,380,905.69
            44                    25-Jan-09                 8.65993                    294,462,139.26
            45                    25-Feb-09                 8.66366                    285,805,363.72
            46                    25-Mar-09                 9.60337                    277,402,887.47
            47                    25-Apr-09                 8.68938                    269,247,431.29
            48                    25-May-09                 9.01983                    261,331,688.71
            49                    25-Jun-09                 8.73237                    253,649,480.48
            50                    25-Jul-09                 9.02708                    246,192,913.57
            51                    25-Aug-09                 8.73926                    238,955,364.57
            52                    25-Sep-09                 8.74274                    231,930,404.44
            53                    25-Oct-09                 9.03949                    225,111,792.72
            54                    25-Nov-09                 8.75158                    218,493,472.10
            55                    25-Dec-09                 9.04975                    212,069,562.95
            56                    25-Jan-10                 8.78385                    205,834,271.43
            57                    25-Feb-10                 8.86733                    199,665,040.38
        58 & Above                25-Mar-10                   N/A                                 N/A


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.